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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-21269

Evergreen Income Advantage Fund

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end: April 30

Date of reporting period: October 31, 2008

Item 1 - Reports to Stockholders.

Evergreen Income Advantage Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	STATEMENTS OF CASH FLOWS
23	NOTES TO FINANCIAL STATEMENTS
33	AUTOMATIC DIVIDEND REINVESTMENT PLAN
34	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

The fund has filed with the New York Stock Exchange (“NYSE”) its chief executive officer certification regarding compliance with the NYSE’s listing standards and has filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

December 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen Income Advantage Fund for the six-month period ended October 31, 2008 (the “period”).

World capital markets experienced unprecedented volatility in the final weeks of the period. Further evidence of deteriorating conditions in the global economy combined with uncertainty about government policy responses to cause stock and corporate bond valuations to plummet in both domestic and foreign markets. During October 2008, the final month of the period, the U.S. equity market experienced its worst one-month loss in more than 20 years, with the S&P 500® Index dropping by almost 17%. High yield corporate bonds performed almost as poorly. In contrast, U.S. Treasuries gathered strength, as safety-conscious investors appeared willing to accept yields that sometimes fell below 1%. The flight to quality extended to capital markets beyond the United States. Foreign sovereign government securities in industrialized nations held up relatively well, but international stock indexes declined by as much as 20% during October 2008 and the values of emerging market debt and foreign high yield corporate bonds also sank. Signs of global recession, meanwhile, continued to pressure commodities, while the prices of gold and the U.S. dollar strengthened.

Economic news grew steadily worse during the period, prompting major governments and central banks to search for new ways to intervene to re-stimulate growth. After months of deceleration, the U.S. economy finally contracted in the third quarter of 2008. Real Gross Domestic Product (“GDP”) fell by 0.5%, with consumer spending recording its greatest drop in three decades. News was hardly better overseas. The European Union’s economic analysis bureau reported that the economy of the 15-nation Eurozone slipped into recession during the third quarter of 2008, with GDP falling by 0.2%. Outside of major developed economies, signs of economic slowing appeared in even the fastest-growing economies. In China, the central government announced a major fiscal program to stimulate growth while the central bank cut interest rates by one-half of one percentage point. Even after the period ended, evidence of further economic deterioration only continued. U.S. retail sales plummeted and durable goods orders sank, while new unemployment claims reached a 16-year high in mid-November 2008. Faced with widening evidence of economic deterioration, the central banks in the U.S. and other major industrialized nations injected added liquidity into the markets. In the U.S., the overnight bank lending rate stood at just 1.00% after the Federal Reserve Board (the “Fed”) slashed the fed funds rate to 1.00%. In

LETTER TO SHAREHOLDERS continued

November 2008, the federal government provided U.S.-based Citigroup with a second massive capital infusion and moved to guarantee the financial services giant against most losses on up to $300 billion in troubled investments. Later, the Fed and the Treasury Department moved to inject more cash into the credit system by announcing plans to buy up to $800 billion in securities backed by mortgages or consumer loans. At the same time, concerns grew about the faltering domestic automotive industry. Against this backdrop, President-elect Barack Obama announced his new economic team and began outlining additional plans to revive the U.S. economy.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen Income Advantage Fund maintained a relatively conservative positioning in their investments in lower-rated, higher-yielding corporate bonds. They also made selective use of the fund’s ability to borrow at short-term rates to make additional investments in higher-yielding securities.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully-diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you may also access details about daily fund prices, yields, dividend rates and fund facts about Evergreen closed-end funds. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

LETTER TO SHAREHOLDERS continued

Special Notice to Shareholders:

NYSE Euronext (NYX) completed its acquisition of the American Stock Exchange (Amex). Amex became a subsidiary of NYSE Euronext under the new name NYSE Alternext US LLC. The Fund, along with more than 500 Amex-listed companies, now trade on NYSE Euronext.

FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout each period)

	Six Months Ended October 31, 2008 (unaudited)	Year Ended April 30,

		2008	2007	2006	2005	2004

Net asset value, beginning of period	$12.32	$14.26	$14.06	$14.41	$15.62	$14.92

Income from investment operations
Net investment income (loss)	0.76 [1]	1.64 [1]	1.62 [1]	1.59 [1]	1.56	1.76
Net realized and unrealized gains or losses on investments	(5.01)	(1.85)	0.36	0.03	(0.65)	0.68
Distributions to preferred shareholders from
Net investment income	(0.07)	(0.37)	(0.37)	(0.26)	(0.14)	(0.09)
Net realized gains	0	0	0	(0.02)	(0.01)	0

Total from investment operations	(4.32)	(0.58)	1.61	1.34	0.76	2.35

Distributions to common shareholders from
Net investment income	(0.66)	(1.36)	(1.41)	(1.54)	(1.64)	(1.65)
Net realized gains	0	0	0	(0.15)	(0.33)	0

Total distributions to common shareholders	(0.66)	(1.36)	(1.41)	(1.69)	(1.97)	(1.65)

Net asset value, end of period	$7.34	$12.32	$14.26	$14.06	$14.41	$15.62

Market value, end of period	$6.25	$11.71	$14.70	$14.17	$14.24	$14.44

Total return based on market value[2]	(42.59)%	(11.07)%	14.69%	11.91%	12.07%	6.55%

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$506,305	$849,573	$980,054	$953,102	$966,835	$1,035,766
Liquidation value of preferred shares, end of period (thousands)	$196,000	$490,000	$490,000	$490,000	$490,000	$490,000
Asset coverage ratio, end of period	208%	272%	299%	294%	297%	311%
Ratios to average net assets applicable to common shareholders
Expenses including waivers/reimbursements and interest expense but excluding expense reductions	2.59%[5]	1.21%	1.19%	1.19%	1.15%	1.15%
Expenses including interest expense but excluding waivers/reimbursements and expense reductions	2.76%[5]	1.21%	1.19%	1.19%	1.15%	1.15%
Expenses including waivers/reimbursements but excluding expense reductions and interest expense	1.64%[5]	1.21%	1.19%	1.19%	1.15%	1.15%
Interest expense[3]	0.95%[5]	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss)[4]	15.01%[5]	9.81%	8.98%	9.17%	10.03%	10.56%
Portfolio turnover rate	59%	102%	45%	49%	63%	49%

1	Calculated based on average common shares outstanding during the period.
2

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

3	Interest expense ratio relates to interest associated with borrowings and/or leverage transactions.
4	The net investment income (loss) ratio reflects distributions paid to preferred shareholders.
5	Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS 133.6%
CONSUMER DISCRETIONARY 25.4%
Auto Components 1.9%
Cooper Standard Automotive, Inc.:
7.00%, 12/15/2012	$680,000	$431,800
8.375%, 12/15/2014	1,520,000	646,000
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	5,560,000	2,807,800
Goodyear Tire & Rubber Co., 9.00%, 07/01/2015	3,510,000	2,808,000
Metaldyne Corp.:
10.00%, 11/01/2013	12,671,000	2,724,265
11.00%, 06/15/2012	2,082,000	218,610

		9,636,475

Automobiles 2.0%
Ford Motor Co., 7.70%, 05/15/2097	15,800,000	4,661,000
General Motors Corp.:
6.75%, 12/01/2014	935,000	472,658
7.20%, 01/15/2011 ρ	9,080,000	3,700,100
8.25%, 07/15/2023	4,660,000	1,514,500

		10,348,258

Diversified Consumer Services 0.6%
Carriage Services, Inc., 7.875%, 01/15/2015	2,290,000	1,923,600
Education Management, LLC, 8.75%, 06/01/2014	240,000	176,400
Service Corporation International, 6.75%, 04/01/2015	110,000	87,175
Sotheby’s, 7.75%, 06/15/2015 144A	1,370,000	892,487

		3,079,662

Hotels, Restaurants & Leisure 4.6%
Boyd Gaming Corp., 7.75%, 12/15/2012 ρ	235,000	193,875
Caesars Entertainment, Inc.:
7.875%, 03/15/2010 ρ	4,169,000	2,376,330
8.125%, 05/15/2011 ρ	1,350,000	486,000
Fontainebleau Las Vegas Holdings, LLC, 10.25%, 06/15/2015 144A	2,738,000	383,320
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010	2,350,000	1,045,750
Isle of Capri Casinos, Inc., 7.00%, 03/01/2014	5,528,000	2,708,720
MGM MIRAGE, 8.50%, 09/15/2010	1,165,000	812,588
Pinnacle Entertainment, Inc., 8.75%, 10/01/2013	145,000	110,200
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	3,293,000	3,013,095
Seneca Gaming Corp., 7.25%, 05/01/2012	2,920,000	1,971,000
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A	5,300,000	2,623,500
Six Flags, Inc.:
8.875%, 02/01/2010 ρ	815,000	385,088
9.625%, 06/01/2014	775,000	228,625
12.25%, 07/15/2016 144A	329,000	176,015
Trump Entertainment Resorts, Inc., 8.50%, 06/01/2015	4,516,000	1,185,450
Universal City Development Partners, Ltd., 11.75%, 04/01/2010	6,645,000	5,332,612

		23,032,168

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Household Durables 5.2%
Centex Corp., 5.80%, 09/15/2009	$3,810,000	$3,409,950
D.R. Horton, Inc.:
4.875%, 01/15/2010	1,550,000	1,336,875
8.00%, 02/01/2009	3,060,000	2,968,200
9.75%, 09/15/2010	4,385,000	4,132,862
Hovnanian Enterprises, Inc.:
6.00%, 01/15/2010 ρ	2,815,000	1,737,076
6.50%, 01/15/2014	945,000	288,225
11.50%, 05/01/2013 144A	475,000	387,125
Lennar Corp.:
5.125%, 10/01/2010	5,415,000	4,142,475
7.625%, 03/01/2009	1,630,000	1,499,600
Libbey, Inc., FRN, 9.93%, 06/01/2011	4,670,000	3,035,500
Meritage Homes Corp., 7.00%, 05/01/2014	3,050,000	1,875,750
Pulte Homes, Inc.:
7.875%, 08/01/2011	470,000	400,675
8.125%, 03/01/2011	990,000	866,250

		26,080,563

Internet & Catalog Retail 0.2%
Ticketmaster Entertainment, Inc., 10.75%, 08/01/2016 144A	1,305,000	1,102,725

Media 5.9%
Cablevision Systems Corp., Ser. B, 8.00%, 04/15/2012	170,000	143,863
Charter Communications, Inc.:
8.00%, 04/30/2012 144A	685,000	530,875
10.875%, 09/15/2014 144A	7,285,000	5,955,487
CSC Holdings, Inc., 7.625%, 04/01/2011	4,100,000	3,792,500
DIRECTV Holdings, LLC, 7.625%, 05/15/2016 144A	110,000	92,950
Idearc, Inc., 8.00%, 11/15/2016	8,610,000	1,237,688
Ion Media Networks, Inc., FRN, 11.00%, 01/15/2013 144A	4,953,155	1,745,987
Lamar Media Corp.:
7.25%, 01/01/2013	440,000	347,600
Ser. B, 6.625%, 08/15/2015	1,015,000	751,100
Mediacom Broadband, LLC, 8.50%, 10/15/2015	115,000	85,675
Mediacom, LLC, 7.875%, 02/15/2011	1,440,000	1,231,200
R.H. Donnelley Corp., 11.75%, 05/15/2015 144A	4,988,000	1,970,260
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012 ρ	4,769,000	3,946,347
Sirius Satellite Radio, Inc., 9.625%, 08/01/2013	3,340,000	1,052,100
Visant Corp., 7.625%, 10/01/2012	6,465,000	5,139,675
XM Satellite Radio Holdings, Inc., 13.00%, 08/01/2013 144A	3,035,000	1,168,475
Young Broadcasting, Inc.:
8.75%, 01/15/2014	4,739,000	361,349
10.00%, 03/01/2011	3,455,000	276,400

		29,829,531

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Multiline Retail 0.5%
Macy’s, Inc., 7.875%, 07/15/2015	$1,320,000	$994,666
Neiman Marcus Group, Inc., 9.00%, 10/15/2015	2,020,000	1,393,800

		2,388,466

Specialty Retail 2.1%
American Achievement Corp., 8.25%, 04/01/2012 144A	7,545,000	7,563,863
AutoZone, Inc., 6.50%, 01/15/2014	85,000	73,900
Best Buy Co., Inc., 6.75%, 07/15/2013 144A	910,000	857,712
Home Depot, Inc., 5.875%, 12/16/2036	1,635,000	980,385
Payless ShoeSource, Inc., 8.25%, 08/01/2013	1,775,000	1,340,125

		10,815,985

Textiles, Apparel & Luxury Goods 2.4%
AAC Group Holdings Corp., Step Bond, 10.25%, 10/01/2012 ††	1,055,000	1,007,525
Oxford Industries, Inc., 8.875%, 06/01/2011	13,598,000	11,218,350

		12,225,875

CONSUMER STAPLES 1.8%
Food & Staples Retailing 0.0%
Rite Aid Corp., 10.375%, 07/15/2016 ρ	165,000	115,500

Food Products 1.8%
Dean Foods Co., 6.625%, 05/15/2009	480,000	464,400
Del Monte Foods Co.:
6.75%, 02/15/2015	1,025,000	850,750
8.625%, 12/15/2012	5,976,000	5,438,160
Pilgrim’s Pride Corp., 7.625%, 05/01/2015	2,785,000	960,825
Smithfield Foods, Inc., 7.75%, 07/01/2017	115,000	73,025
Tyson Foods, Inc., 7.35%, 04/01/2016	1,370,000	1,021,632

		8,808,792

Personal Products 0.0%
Central Garden & Pet Co., 9.125%, 02/01/2013	200,000	123,000

ENERGY 19.6%
Energy Equipment & Services 3.9%
Bristow Group, Inc., 7.50%, 09/15/2017	3,085,000	2,329,175
GulfMark Offshore, Inc., 7.75%, 07/15/2014	3,130,000	2,331,850
Hornbeck Offshore Services, Inc., Ser. B, 6.125%, 12/01/2014	8,200,000	6,068,000
Parker Drilling Co., 9.625%, 10/01/2013	3,943,000	3,312,120
PHI, Inc., 7.125%, 04/15/2013	7,720,000	5,712,800

		19,753,945

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels 15.7%
Chesapeake Energy Corp.:
6.875%, 01/15/2016	$1,265,000	$1,021,488
7.25%, 12/15/2018	5,955,000	4,525,800
7.50%, 09/15/2013	5,500,000	4,647,500
Delta Petroleum Corp., 7.00%, 04/01/2015	4,450,000	2,124,875
El Paso Corp.:
7.00%, 06/15/2017	605,000	464,763
7.25%, 06/01/2018	115,000	86,825
7.42%, 02/15/2037	3,560,000	2,335,456
Encore Acquisition Co.:
6.00%, 07/15/2015	3,860,000	2,547,600
6.25%, 04/15/2014	1,685,000	1,196,350
Exco Resources, Inc., 7.25%, 01/15/2011	6,721,000	5,477,615
Ferrellgas Partners, LP, 6.75%, 05/01/2014 144A	4,640,000	3,317,600
Forest Oil Corp.:
7.25%, 06/15/2019	1,635,000	1,119,975
7.25%, 06/15/2019 144A	2,410,000	1,650,850
Frontier Oil Corp., 6.625%, 10/01/2011	2,140,000	1,904,600
Newfield Exploration Co.:
6.625%, 04/15/2016	3,205,000	2,387,725
7.125%, 05/15/2018	1,670,000	1,187,787
Peabody Energy Corp.:
5.875%, 04/15/2016	9,520,000	7,378,000
7.875%, 11/01/2026	1,470,000	1,157,625
Petrohawk Energy Corp., 7.875%, 06/01/2015 144A	7,660,000	5,227,950
Plains Exploration & Production Co.:
7.625%, 06/01/2018	2,345,000	1,547,700
7.75%, 06/15/2015	2,305,000	1,694,175
Quicksilver Resources, Inc., 8.25%, 08/01/2015	2,235,000	1,564,500
Range Resources Corp., 7.25%, 05/01/2018	195,000	158,438
Sabine Pass LNG, LP, 7.50%, 11/30/2016	9,795,000	6,807,525
SandRidge Energy, Inc., 8.00%, 06/01/2018 144A	895,000	599,650
Southwestern Energy Co., 7.50%, 02/01/2018 144A	935,000	771,375
Stallion Oilfield Services, Ltd., 9.75%, 02/01/2015 144A	720,000	342,000
Tesoro Corp.:
6.50%, 06/01/2017	8,485,000	5,727,375
6.625%, 11/01/2015	100,000	68,500
Williams Cos.:
7.50%, 01/15/2031	5,520,000	4,066,325
8.125%, 03/15/2012	6,700,000	6,130,500

		79,238,447

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS 23.7%
Capital Markets 2.6%
E*TRADE Financial Corp.:
7.375%, 09/15/2013 ρ	$110,000	$70,950
8.00%, 06/15/2011	110,000	83,050
12.50%, 11/30/2017 144A	2,825,000	2,500,125
12.50%, 11/30/2017	470,000	425,350
Goldman Sachs Group, Inc.:
5.125%, 01/15/2015	475,000	394,682
6.15%, 04/01/2018	5,812,000	4,822,740
Lehman Brothers Holdings, Inc., 6.875%, 05/02/2018 •	920,000	124,200
Morgan Stanley:
6.625%, 04/01/2018	4,885,000	4,070,900
FRN, 5.23%, 10/15/2015	905,000	597,098

		13,089,095

Consumer Finance 13.8%
American Express Credit Co., 7.30%, 08/20/2013	3,230,000	2,853,770
CCH II Capital Corp., 10.25%, 09/15/2010	2,745,000	1,921,500
Ford Motor Credit Co., LLC:
5.70%, 01/15/2010	10,710,000	7,952,004
5.80%, 01/12/2009	4,405,000	4,084,395
9.75%, 09/15/2010	6,067,000	4,127,374
General Electric Capital Corp.:
5.625%, 05/01/2018	2,745,000	2,263,719
5.875%, 01/14/2038	4,815,000	3,444,487
6.15%, 08/07/2037	1,210,000	892,214
General Motors Acceptance Corp., LLC:
5.85%, 01/14/2009 ρ	2,350,000	2,183,782
6.875%, 09/15/2011	14,830,000	8,690,054
6.875%, 08/28/2012	14,610,000	8,001,795
7.00%, 02/01/2012	265,000	148,577
7.75%, 01/19/2010	5,085,000	3,809,590
FRN, 4.05%, 05/15/2009	11,755,000	10,244,718
International Lease Finance Corp.:
4.375%, 11/01/2009	670,000	563,556
4.75%, 07/01/2009	790,000	697,202
4.75%, 01/13/2012	550,000	360,979
4.875%, 09/01/2010	2,285,000	1,600,716
5.00%, 04/15/2010	100,000	74,211
5.125%, 11/01/2010	155,000	106,730
5.75%, 06/15/2011	1,301,000	891,943
6.375%, 03/15/2009	828,000	754,613
Sprint Capital Corp., 6.875%, 11/15/2028	7,520,000	4,408,051

		70,075,980

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Diversified Financial Services 2.6%
Citigroup, Inc., 6.50%, 08/19/2013	$2,150,000	$2,040,159
Leucadia National Corp.:
7.125%, 03/15/2017	825,000	709,500
8.125%, 09/15/2015	11,430,000	10,172,700

		12,922,359

Real Estate Investment Trusts (REITs) 2.0%
Host Marriott Corp.:
7.125%, 11/01/2013	1,930,000	1,524,700
Ser. O, 6.375%, 03/15/2015	45,000	32,850
Ser. Q, 6.75%, 06/01/2016	2,010,000	1,467,300
Omega Healthcare Investors, Inc.:
7.00%, 04/01/2014	5,255,000	4,387,925
7.00%, 01/15/2016	905,000	721,737
Ventas, Inc., 7.125%, 06/01/2015	2,480,000	2,157,600

		10,292,112

Thrifts & Mortgage Finance 2.7%
Residential Capital, LLC:
8.50%, 05/15/2010 144A	8,705,000	4,265,450
9.625%, 05/15/2015 144A	8,347,000	2,128,485
Step Bond:
8.125%, 11/21/2008 ††	4,570,000	4,250,100
8.375%, 06/30/2010 ††	13,975,000	3,074,500

		13,718,535

HEALTH CARE 4.3%
Health Care Equipment & Supplies 0.1%
Biomet, Inc., 11.625%, 10/15/2017	250,000	218,750
Universal Hospital Services, Inc., 8.50%, 06/01/2015	189,000	152,145

		370,895

Health Care Providers & Services 4.2%
HCA, Inc., 9.25%, 11/15/2016	14,585,000	12,433,713
Humana, Inc., 7.20%, 06/15/2018	3,560,000	2,848,829
Omnicare, Inc.:
6.125%, 06/01/2013	6,890,000	5,684,250
6.875%, 12/15/2015	115,000	89,125
Symbion, Inc., 11.00%, 08/23/2015 144A	743,929	457,516

		21,513,433

INDUSTRIALS 15.2%
Aerospace & Defense 6.3%
Alliant Techsystems, Inc., 6.75%, 04/01/2016	1,780,000	1,477,400
DAE Aviation Holdings, 11.25%, 08/01/2015 144A	135,000	101,925

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Aerospace & Defense continued
DRS Technologies, Inc.:
6.625%, 02/01/2016	$170,000	$169,150
7.625%, 02/01/2018	620,000	616,900
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	25,355,000	20,917,875
6.375%, 10/15/2015	5,211,000	4,351,185
Sequa Corp.:
11.75%, 12/01/2015 144A	130,000	81,250
13.50%, 12/01/2015 144A	793,512	456,269
Vought Aircraft Industries, Inc., 8.00%, 07/15/2011	5,075,000	3,831,625

		32,003,579

Building Products 0.2%
Ply Gem Industries, Inc., 11.75%, 06/15/2013 144A	1,425,000	947,625

Commercial Services & Supplies 3.7%
Allied Waste North America, Inc., 6.875%, 06/01/2017	990,000	866,250
Browning-Ferris Industries, Inc.:
7.40%, 09/15/2035	5,170,000	3,903,350
9.25%, 05/01/2021	3,715,000	3,510,675
Corrections Corporation of America, 6.75%, 01/31/2014	170,000	147,900
Geo Group, Inc., 8.25%, 07/15/2013	785,000	690,800
Mobile Mini, Inc., 6.875%, 05/01/2015	4,335,000	3,142,875
Toll Corp.:
8.25%, 02/01/2011	6,660,000	5,794,200
8.25%, 12/01/2011	595,000	508,725

		18,564,775

Machinery 2.0%
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	15,831,000	10,210,995

Road & Rail 2.6%
CSX Corp., 8.375%, 10/15/2014	2,165,000	2,175,628
Hertz Global Holdings, Inc.:
8.875%, 01/01/2014	145,000	106,575
10.50%, 01/01/2016	140,000	87,150
Kansas City Southern:
7.50%, 06/15/2009	2,730,000	2,634,450
8.00%, 06/01/2015	9,665,000	7,997,788

		13,001,591

Trading Companies & Distributors 0.4%
Neff Corp., 10.00%, 06/01/2015 ρ	250,000	46,250
United Rentals, Inc., 6.50%, 02/15/2012	3,185,000	2,245,425

		2,291,675

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
INFORMATION TECHNOLOGY 5.4%
Communications Equipment 0.4%
EchoStar Corp.:
6.625%, 10/01/2014	$1,675,000	$1,348,375
7.125%, 02/01/2016	685,000	553,138

		1,901,513

Electronic Equipment & Instruments 3.1%
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	3,655,000	3,271,225
Jabil Circuit, Inc., 8.25%, 03/15/2018	16,245,000	12,427,425
Sanmina-SCI Corp., 8.125%, 03/01/2016	330,000	209,550

		15,908,200

IT Services 1.5%
First Data, 9.875%, 09/24/2015	275,000	177,375
ipayment, Inc., 9.75%, 05/15/2014	3,930,000	2,967,150
Lender Processing Services, Inc., 8.125%, 07/01/2016	2,370,000	2,038,200
Unisys Corp., 6.875%, 03/15/2010 ρ	3,413,000	2,649,341

		7,832,066

Semiconductors & Semiconductor Equipment 0.4%
Freescale Semiconductor, Inc., 9.125%, 12/15/2014	335,000	123,950
Spansion, Inc., FRN, 5.94%, 06/01/2013 144A	7,965,000	1,752,300

		1,876,250

MATERIALS 14.1%
Chemicals 5.5%
Airgas, Inc., 7.125%, 10/01/2018 144A	125,000	103,438
ARCO Chemical Co.:
9.80%, 02/01/2020	7,885,000	3,745,375
10.25%, 11/01/2010	460,000	430,100
Huntsman, LLC:
7.375%, 01/01/2015	1,000,000	875,000
11.625%, 10/15/2010	3,880,000	3,850,900
Koppers Holdings, Inc.:
9.875%, 10/15/2013	575,000	520,375
Sr. Disc. Note, Step Bond, 0.00%, 11/15/2014 †	5,599,000	4,507,195
MacDermid, Inc., 9.50%, 04/15/2017 144A	2,731,000	1,461,085
Millenium America, Inc., 7.625%, 11/15/2026	6,355,000	1,302,775
Momentive Performance Materials, Inc.:
9.75%, 12/01/2014	165,000	93,225
10.125%, 12/01/2014	6,985,000	3,387,725
Mosaic Co.:
7.30%, 01/15/2028	3,390,000	2,421,409
7.625%, 12/01/2016 144A	4,665,000	4,079,654
Tronox Worldwide, LLC, 9.50%, 12/01/2012	4,885,000	1,099,125

		27,877,381

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Construction Materials 1.8%
CPG International, Inc.:
10.50%, 07/01/2013	$9,700,000	$6,305,000
FRN, 9.90%, 07/01/2012	2,095,000	1,351,275
CRH America, Inc., 8.125%, 07/15/2018	465,000	382,685
Texas Industries, Inc., 7.25%, 07/15/2013 144A	1,610,000	1,271,900

		9,310,860

Containers & Packaging 2.8%
Berry Plastics Holdings Corp., 8.875%, 09/15/2014	1,286,000	675,150
Exopack Holding Corp., 11.25%, 02/01/2014	8,370,000	6,486,750
Graham Packaging Co., 8.50%, 10/15/2012	3,865,000	2,840,775
Graphic Packaging International, Inc., 8.50%, 08/15/2011	4,685,000	3,935,400
Smurfit-Stone Container Corp., 8.375%, 07/01/2012	320,000	164,800

		14,102,875

Metals & Mining 2.0%
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/2015	1,820,000	1,457,685
8.375%, 04/01/2017	8,430,000	6,626,705
Indalex Holdings Corp., 11.50%, 02/01/2014	5,985,000	1,945,125

		10,029,515

Paper & Forest Products 2.0%
Georgia Pacific Corp.:
8.125%, 05/15/2011	1,390,000	1,181,500
8.875%, 05/15/2031	160,000	104,000
International Paper Co., 7.95%, 06/15/2018	7,060,000	5,726,804
Verso Paper Holdings, LLC:
9.125%, 08/01/2014	1,810,000	968,350
11.375%, 08/01/2016	5,235,000	2,120,175

		10,100,829

TELECOMMUNICATION SERVICES 8.2%
Diversified Telecommunication Services 4.3%
Citizens Communications Co.:
7.875%, 01/15/2027	1,760,000	888,800
9.25%, 05/15/2011	6,680,000	5,711,400
FairPoint Communications, Inc., 13.125%, 04/01/2018 144A	865,000	614,150
Qwest Corp.:
6.50%, 06/01/2017	2,665,000	1,918,800
7.50%, 06/15/2023	1,725,000	1,121,250
8.875%, 03/15/2012	11,875,000	10,450,000
West Corp., 9.50%, 10/15/2014	1,335,000	734,250

		21,438,650

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunication Services 3.9%
Centennial Communications Corp., 8.125%, 02/01/2014	$6,815,000	$5,860,900
Cricket Communications, Inc., 9.375%, 11/01/2014	2,695,000	2,203,162
MetroPCS Communications, Inc., 9.25%, 11/01/2014	3,500,000	2,931,250
Nextel Communications, Inc., Ser. E, 6.875%, 10/31/2013	2,800,000	1,615,998
Sprint Nextel Corp.:
6.90%, 05/01/2019	4,120,000	2,909,408
Ser. D, 7.375%, 08/01/2015	7,950,000	4,374,790

		19,895,508

UTILITIES 15.9%
Electric Utilities 15.4%
Allegheny Energy Supply Co., 8.25%, 04/15/2012 144A	9,685,000	8,910,200
Aquila, Inc., Step Bond, 11.875%, 07/01/2012 ††	18,354,000	17,999,896
CMS Energy Corp., 8.50%, 04/15/2011	860,000	824,996
Edison Mission Energy, 7.00%, 05/15/2017	285,000	226,931
Energy Future Holdings Corp.:
10.875%, 11/01/2017 144A	6,220,000	4,820,500
11.25%, 11/01/2017 144A	4,065,000	2,560,950
Mirant Americas Generation, LLC, 8.50%, 10/01/2021	395,000	278,475
Mirant Mid-Atlantic, LLC, Ser. C, 10.06%, 12/30/2028	2,499,065	2,224,168
Mirant North America, LLC, 7.375%, 12/31/2013	12,465,000	10,953,619
NRG Energy, Inc., 7.375%, 02/01/2016	4,160,000	3,598,400
Orion Power Holdings, Inc., 12.00%, 05/01/2010	12,355,000	11,984,350
Public Service Company of New Mexico, 7.95%, 04/01/2015	1,050,000	857,997
Reliant Energy, Inc.:
6.75%, 12/15/2014	13,328,000	11,678,660
7.625%, 06/15/2014 ρ	1,185,000	918,375
7.875%, 06/15/2017	230,000	177,100
Texas Competitive Electric Holdings Co., LLC, 10.50%, 11/01/2016 144A	135,000	85,050

		78,099,667

Independent Power Producers & Energy Traders 0.3%
AES Corp.:
8.00%, 10/15/2017	275,000	213,125
8.00%, 06/01/2020 144A	1,690,000	1,250,600

		1,463,725

Multi-Utilities 0.2%
PNM Resources, Inc., 9.25%, 05/15/2015	920,000	768,200

Total Corporate Bonds (cost $924,010,872)		676,187,280

YANKEE OBLIGATIONS – CORPORATE 7.0%
ENERGY 2.9%
Energy Equipment & Services 0.9%
Forbes Energy Services, Ltd., 11.00%, 02/15/2015	6,390,000	4,473,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
ENERGY continued
Oil, Gas & Consumable Fuels 2.0%
Connacher Oil & Gas, Ltd., 10.25%, 12/15/2015 144A	$3,145,000	$2,217,225
Griffin Coal Mining Co., Ltd.:
9.50%, 12/01/2016 144A	11,801,000	4,897,415
9.50%, 12/01/2016	1,460,000	590,969
OPTI Canada, Inc., 8.25%, 12/15/2014	3,830,000	2,298,000

		10,003,609

FINANCIALS 1.0%
Diversified Financial Services 1.0%
FMG Finance Property, Ltd., 10.625%, 09/01/2016 144A	5,736,500	3,958,185
Preferred Term Securities XII, Ltd., FRN, 7.93%, 12/24/2033 +	1,540,000	18,434
Ship Finance International, Ltd., 8.50%, 12/15/2013	1,400,000	1,114,750

		5,091,369

INDUSTRIALS 0.8%
Road & Rail 0.8%
Kansas City Southern de Mexico:
7.375%, 06/01/2014	2,901,000	2,284,537
9.375%, 05/01/2012	1,845,000	1,568,250

		3,852,787

INFORMATION TECHNOLOGY 0.6%
Communications Equipment 0.6%
Nortel Networks Corp.:
10.125%, 07/15/2013	2,975,000	1,606,500
10.75%, 07/15/2016 144A	2,610,000	1,389,825

		2,996,325

MATERIALS 1.0%
Metals & Mining 1.0%
Evraz Group SA, 9.50%, 04/24/2018 144A	275,000	116,875
Novelis, Inc., 7.25%, 02/15/2015	7,070,000	4,772,250
Vedanta Resource plc, 9.50%, 07/18/2018 144A	310,000	137,950

		5,027,075

TELECOMMUNICATION SERVICES 0.7%
Wireless Telecommunication Services 0.7%
Intelsat, Ltd.:
8.50%, 04/15/2013 144A	4,150,000	3,631,250
8.875%, 01/15/2015 144A	170,000	145,350
Telesat Canada, Inc., 11.00%, 11/01/2015 144A	100,000	58,500

		3,835,100

Total Yankee Obligations – Corporate (cost $56,231,055)		35,279,265

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Shares	Value

COMMON STOCKS 1.0%
ENERGY 0.3%
Oil, Gas & Consumable Fuels 0.3%
Alpha Natural Resources, Inc. *	17,426	$623,328
Chesapeake Energy Corp. ρ	23,052	506,452
Frontier Oil Corp.	27,288	360,475

		1,490,255

INDUSTRIALS 0.1%
Construction & Engineering 0.1%
KBR, Inc.	27,516	408,338

INFORMATION TECHNOLOGY 0.2%
Communications Equipment 0.1%
Cisco Systems, Inc. * ρ	19,352	343,885

Electronic Equipment & Instruments 0.0%
Jabil Circuit, Inc.	27,247	229,147

Software 0.1%
Microsoft Corp.	28,175	629,148

MATERIALS 0.4%
Chemicals 0.1%
Mosaic Co.	12,033	474,220

Metals & Mining 0.3%
AK Steel Holding Corp.	60,616	843,775
Freeport-McMoRan Copper & Gold, Inc. ρ	16,110	468,801

		1,312,576

TELECOMMUNICATION SERVICES 0.0%
Wireless Telecommunication Services 0.0%
Sprint Nextel Corp.	65,794	205,935

Total Common Stocks (cost $7,070,209)		5,093,504

	Principal Amount	Value

DEPOSITORY SHARES 0.7%
FINANCIALS 0.7%
Diversified Financial Services 0.7%
Bank of America Corp., FRN, 8.00%, 12/29/2049	$1,305,000	978,505
JPMorgan Chase & Co., 7.90%, 12/31/2049	3,255,000	2,644,772

Total Depository Shares (cost $4,011,825)		3,623,277

LOANS 13.4%
CONSUMER DISCRETIONARY 7.2%
Fontainebleau Resorts, LLC, N/A 06/06/2014 <	3,934,829	2,256,428
Ford Motor Co., FRN, 7.59%, 12/15/2013	5,861,213	3,244,650

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

LOANS continued
CONSUMER DISCRETIONARY continued
General Motors Corp., FRN, 5.80%, 11/29/2013	$6,303,959	$3,500,399
Greektown Casino, LLC, FRN, 6.25%, 12/03/2012 <	2,826,172	1,975,522
Idearc, Inc:
N/A, 11/13/2013 <	460,000	196,678
5.12%-5.77%, 11/17/2014	4,800,882	1,944,357
Ion Media Networks, Inc., FRN, 8.07%, 01/15/2012 <	9,155,000	6,513,599
Metaldyne Corp. FRN:
7.88%, 01/11/2014 <	13,810,051	6,352,624
8.31%-9.07%, 01/11/2012 <	2,030,889	934,209
Newsday, LLC, 9.75%, 07/15/2013	2,035,000	1,687,198
Tower Automotive Holdings, N/A, 07/31/2013 <	970,182	570,826
Tropicana Entertainment, LLC, FRN, 7.25%, 01/03/2012 <	16,200,000	7,452,000

		36,628,490

CONSUMER STAPLES 0.9%
Merisant Co., FRN, 6.30%, 01/11/2010	4,658,599	4,313,443

ENERGY 1.0%
Alon Krotz Springs, Inc., FRN, 10.75%, 07/03/2014	1,475,000	1,260,741
Saint Acquisition Corp. FRN, 6.06%, 06/05/2014 <	3,755,000	2,109,071
Semgroup Energy Partners, N/A, 07/20/2012 <	2,445,000	1,904,851

		5,274,663

FINANCIALS 0.3%
Realogy Corp., FRN:
6.50%, 09/01/2014	1,996,159	1,242,768
6.78%, 09/01/2014	537,427	334,592

		1,577,360

INDUSTRIALS 2.1%
Clarke American Corp., FRN, 6.26%-6.38%, 02/28/2014	8,123,410	5,334,318
Neff Corp., FRN, 6.40%, 11/30/2014	12,345,000	5,369,705

		10,704,023

INFORMATION TECHNOLOGY 0.3%
Activant Solutions, Inc. FRN:
6.06%-6.25%, 05/02/2013	926,829	603,653
6.88%, 05/02/2013	975,116	638,623

		1,242,276

MATERIALS 1.6%
Boise Paper Holdings, LLC, FRN, 10.50%, 02/15/2015	970,000	758,336
Georgia Pacific Corp., N/A, 12/22/2012 <	1,670,000	1,387,135
Graham Packaging Co., N/A, 10/07/2011 <	1,750,399	1,376,304
Lyondell Chemical Co., FRN, 8.04%, 12/20/2014	7,645,789	4,597,872

		8,119,647

Total Loans (cost $94,091,770)		67,859,902

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS 37.3%
MUTUAL FUND SHARES 37.3%
Evergreen Institutional Money Market Fund, Class I, 3.21% q ø ##	175,440,039	$175,440,039
Navigator Prime Portfolio, 2.71% ρρ §	13,569,437	13,569,437

Total Short-Term Investments (cost $189,009,476)		189,009,476

Total Investments (cost $1,274,425,207) 193.0%		977,052,704
Other Assets and Liabilities and Preferred Shares (93.0%)		(470,747,301)

Net Assets Applicable to Common Shareholders 100.0%		$506,305,403

ρ	All or a portion of this security is on loan.
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
††	The rate shown is the stated rate at the current period end.
†

Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
*	Non-income producing security
<	All or a portion of the position represents an unfunded loan commitment.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
##	All or portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.
ρρ	All or portion of this security represents investments of cash collateral received from securities on loan.
§	Rate shown is the 1-day annualized yield at period end.

Summary of Abbreviations

FRN	Floating Rate Note

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of October 31, 2008: *

AAA	19.8%
AA	1.0%
A	1.6%
BBB	5.3%
BB	30.7%
B	33.0%
CCC	6.5%
NR	2.1%

100.0%

The following table shows the percent of total investments based on effective maturity as of October 31, 2008: *

Less than 1 year	23.4%
1 to 3 year(s)	14.2%
3 to 5 years	17.9%
5 to ten years	38.5%
10 to 20 years	3.4%
20 to 30 years	2.1%
Greater than 30 years	0.5%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008 (unaudited)

Assets
Investments in securities, at value (cost $1,098,985,168) including $12,621,569 of securities loaned	$801,612,665
Investments in affiliated money market fund, at value (cost $175,440,039)	175,440,039

Total investments	977,052,704
Cash	1,305,957
Segregated cash	2,804,000
Receivable for securities sold	11,856,760
Dividends and interest receivable	26,357,293
Unrealized gains on credit default swap transactions	605,139
Receivable for securities lending income	1,844
Prepaid structuring fee (See Note 4)	2,510,411
Prepaid expenses and other assets	57,713

Total assets	1,022,551,821

Liabilities
Dividends payable applicable to common shareholders	7,534,326
Payable for securities purchased	19,719,598
Unrealized losses on credit default swap transactions	636,326
Unrealized losses on interest rate swap transactions	17,635
Premiums received on credit default swap transactions	837,858
Payable for securities on loan	13,569,437
Secured borrowing payable	274,868,511
Payable to investment advisor (See Note 4)	2,450,000
Advisory fee payable	48,266
Due to other related parties	4,022
Accrued expenses and other liabilities	388,462

Total liabilities	320,074,441

Preferred shares at redemption value
$25,000 liquidation value per share applicable to 7,840 shares, including dividends payable of $171,977	196,171,977

Net assets applicable to common shareholders	$506,305,403

Net assets applicable to common shareholders represented by
Paid-in capital	$981,477,228
Overdistributed net investment income	(8,321,671)
Accumulated net realized losses on investments	(169,446,776)
Net unrealized losses on investments	(297,403,378)

Net assets applicable to common shareholders	$506,305,403

Net asset value per share applicable to common shareholders
Based on $506,305,403 divided by 68,933,640 common shares issued and outstanding (100,000,000 common shares authorized)	$7.34

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2008 (unaudited)

Investment income
Interest (net of foreign withholding taxes of $4,426)	$61,361,235
Income from affiliate	893,698
Securities lending	177,820
Dividends	147,450

Total investment income	62,580,203

Expenses
Advisory fee	3,790,770
Administrative services fee	315,898
Transfer agent fees	15,407
Trustees’ fees and expenses	14,601
Printing and postage expenses	68,571
Custodian and accounting fees	112,915
Professional fees	50,696
Secured borrowing fees	2,161,889
Auction agent fees	333,009
Interest expense	3,645,606
Other	24,482

Total expenses	10,533,844
Less: Expense reductions	(23,205)
Fee waivers	(643,131)

Net expenses	9,867,508

Net investment income	52,712,695

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities	(105,089,269)
Interest rate swap transactions	(991,838)
Credit default swap transactions	(683,765)

Net realized losses on investments	(106,764,872)
Net change in unrealized gains or losses on investments	(239,285,368)

Net realized and unrealized gains or losses on investments	(346,050,240)
Dividends to preferred shareholders from net investment income	(4,681,603)

Net decrease in net assets applicable to common shareholders resulting from operations	$(298,019,148)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2008 (unaudited)	Year Ended April 30, 2008

Operations
Net investment income	$52,712,695	$113,325,299
Net realized losses on investments	(106,764,872)	(25,475,417)
Net change in unrealized gains or losses on investments	(239,285,368)	(98,811,668)
Dividends to preferred shareholders from net investment income	(4,681,603)	(25,314,150)

Net decrease in net assets applicable to common shareholders resulting from operations	(298,019,148)	(36,275,936)

Distributions to common shareholders from
Net investment income	(45,248,041)	(93,893,594)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	0	2,740,244

Total decrease in net assets applicable to common shareholders	(343,267,189)	(127,429,286)
Net assets applicable to common shareholders
Beginning of period	849,572,592	980,053,807

End of period	$506,305,403	$849,572,592

Overdistributed net investment Income	$(8,321,671)	$(4,606,415)

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

October 31, 2008 (unaudited)

Increase (decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(298,019,148)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(658,949,797)
Proceeds from disposition of investment securities	793,869,414
Amortization	(4,994,017)
Swap payments made	(1,675,603)
Sale of short-term investment securities, net	31,881,686
Decrease in dividends and interest receivable	4,774,290
Decrease in receivable for securities sold	8,883,321
Decrease in receivable for securities lending income	75,086
Increase in segreagted cash	(2,804,000)
Increase in other assets	(57,713)
Decrease in payable for securities purchased	(1,559,431)
Decrease in payable for securities on loan	(160,375,481)
Increase in premiums received on swaps	542,734
Increase in accrued expenses and other liabilities	200,203
Unrealized depreciation on investments	239,285,368
Amorization of prepaid structuring fee	429,589
Net realized loss on swaps	1,675,603
Net realized loss on investments	105,089,269

Net cash provided by operating activities	58,271,373

Cash flows from financing activities:
Cash distributions paid on common shares	(45,248,043)
Payable to investment advisor for secured borrowing	(490,000)
Increase in secured borrowing	274,868,511
Redemption of preferred shares	(294,000,000)
Decrease in dividends payable for preferred shares	(364,352)

Net cash used in financing activities	(65,233,884)

Net decrease in cash	(6,962,511)

Cash:
Beginning balance	$8,268,468

Ending balance	$1,305,957

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Income Advantage Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The primary investment objective of the Fund is to seek a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

d. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

e. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

f. Interest rate swaps

The Fund may enter into interest rate swap contracts to manage the Fund’s exposure to interest rates. Interest rate swaps involve the exchange between the Fund and another party of their commitments to pay or receive interest based on a notional principal amount.

The value of the swap contract is marked-to-market daily based upon quotations from market makers and any change in value is recorded as an unrealized gain or loss. Payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

g. Credit default swaps

The Fund may enter into credit default swap contracts. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index in the event of default or bankruptcy. Under the terms of the swap, one party acts as a guarantor and receives a periodic stream of payments that is a fixed percentage applied to a notional principal amount over the term of the swap. The guarantor agrees to purchase the notional amount of the underlying instrument or index, at par, if a credit event occurs during the term of the swap. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The Fund may enter into credit default swaps as either the guarantor or the counterparty.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. As guarantor, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As counterparty, the Fund could be exposed to risks if the guarantor defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index.

h. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

i. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

j. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes. For the six months ended October 31, 2008, the advisory fee was equivalent to 0.99% of the Fund’s average daily net assets applicable to common shareholders (on an annualized basis).

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo & Company (“Wells Fargo”) and Wachovia announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the six months ended October 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $643,131.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

EIMC also serves as the administrator to the Fund and is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets. For the six months ended October 31, 2008, the administrative fee was equivalent to 0.08% of the Fund’s average daily net assets applicable to common shareholders (on an annualized basis).

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended October 31, 2008, the Fund paid brokerage commissions of $1,621 to Wachovia Securities, LLC.

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 common shares with no par value. For the six months ended October 31, 2008 and the year ended April 30, 2008, the Fund issued 0 and 194,312 common shares, respectively.

The Fund has issued 7,840 shares of Auction Market Preferred Shares (“Preferred Shares”) consisting of six series, each with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared). Dividends on each series of Preferred Shares are cumulative at a rate, which is reset based on the result of an auction. During the six months ended October 31, 2008, the Preferred Shares experienced failed auctions and the Fund paid dividends to the holders of Preferred Shares based on the maximum rate allowed under the governing documents for the Preferred Shares. The annualized dividend rate was 4.69% during the six months ended October 31, 2008 included the maximum rate for the dates on which auctions failed. The Fund will not declare, pay or set apart for payment any dividend to its common shareholders unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of Preferred Shares through its most recent dividend payment date.

On April 30, 2008, the Fund secured debt financing from a multi-seller commercial paper conduit administered by a major financial institution (the “Facility”) in order to redeem a portion of the Fund’s outstanding Preferred Shares. The Fund’s borrowings under the Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued by the Facility to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 4%. During the six months ended October 31, 2008, the Fund incurred an effective interest rate of 2.89% on the borrowings, which was based on the rates of the commercial paper notes issued by the Facility and paid interest of $3,645,606, representing 0.95% of the Fund’s average daily net assets applicable to common shareholders on an annualized basis. The Fund has pledged its assets to secure borrowings under the Facility. The Fund pays, on a monthly basis, a liquidity fee at an annual rate of 1.25% of the total commitment amount and a program fee at an annual rate of 1.25% on the daily average outstanding principal amount of borrowings. A structuring fee of $2,940,000 was paid by EIMC on behalf of the Fund, which represents 1.00% of the financing available to the Fund under the Facility. This fee is being amortized over three years. During the six months ended October 31, 2008, the Fund recognized amortization expense of $429,589. The Fund will reimburse EIMC over the three year period.

On June 10, 2008, 60% of Preferred Shares had been redeemed through funding under the Facility.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Each series of Preferred Shares is redeemable, in whole or in part, at the option of the Fund on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared). Each series of Preferred Shares is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared) if the asset coverage with respect to the outstanding Preferred Shares fell below 200%.

The holders of Preferred Shares have voting rights equal to the holders of the Fund’s common shares and will vote together with holders of common shares as a single class. Holders of Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $680,261,165 and $794,198,521, respectively, for the six months ended October 31, 2008.

On May 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2008, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$194,102,980	$0
Level 2 – Other Significant Observable Inputs	782,949,724	(48,822)
Level 3 – Significant Unobservable Inputs	0	0

Total	$977,052,704	$(48,822)

*	Other financial instruments include swap contracts.

As of October 31, 2008, the Fund had unfunded loan commitments of $24,389,581.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

During the six months ended October 31, 2008, the Fund loaned securities to certain brokers. At October 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $12,621,569 and $13,569,437, respectively.

At October 31, 2008, the Fund had the following interest rate swap contracts outstanding:

Expiration	Notional Amount	Counterparty	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Gain (Loss)

11/26/2008	$65,000,000	Merrill Lynch & Co., Inc.	Fixed-3.585%	Floating-3.26%[1]	$(17,635)

1	This rate represents the 1 month USD London InterBank Offered Rate (LIBOR) effective for the period of October 26, 2008 through November 26, 2008.

At October 31, 2008, the Fund had the following credit default swap contracts outstanding:

Expiration	Counterparty	Reference Debt Obligation/Index	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Unrealized Gain (Loss)

12/20/2013	Deutsche	Expedia, 7.46%, 08/01/2018	$2,535,000	3.50%	Quarterly	$120,977
12/20/2013	Goldman Sachs	Humana, 6.30%, 12/22/2008	2,545,000	3.75%	Quarterly	(100,749)
12/20/2013	Goldman Sachs	Sun Microsystems, Inc., 0.75%, 02/01/2014	2,405,000	1.55%	Quarterly	(11,991)
12/20/2013	JPMorgan	Expedia, 7.46%, 08/01/2018	1,540,000	5.35%	Quarterly	(42,616)
12/20/2013	UBS	Motorola, 6.50%, 09/01/2025	555,000	3.07%	Quarterly	10,982
12/20/2013	UBS	Motorola, 6.50%, 09/01/2025	1,960,000	2.55%	Quarterly	80,540
12/20/2013	UBS	Motorola, 6.50%, 09/01/2025	1,550,000	2.58%	Quarterly	61,696
12/20/2013	UBS	Pulte, 5.25%, 01/15/2014	1,390,000	2.43%	Quarterly	71,357
12/20/2013	UBS	Pulte, 5.25%, 01/15/2014	3,100,000	2.45%	Quarterly	156,418

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Expiration	Counterparty	Reference Debt Obligation/Index	Notional Amount	Fixed Payments Made by the Fund	Frequency of Payments Made	Unrealized Gain (Loss)

06/20/2013	Bank of America	LCDX North America	$490,000	3.25%	Quarterly	$28,590
09/20/2013	Deutsche	GE Capital, 4.25%, 05/15/2011	1,015,000	4.00%	Quarterly	(48,000)
12/20/2013	CitiBank	GE Capital, 6.50%, 06/15/2012	500,000	4.90%	Quarterly	(7,518)
12/20/2013	CitiBank	GE Capital, 6.00%, 06/15/2012	1,515,000	6.65%	Quarterly	74,579
12/20/2013	Goldman Sachs	GE Capital, 6.50%, 06/15/2012	1,270,000	4.50%	Quarterly	(37,226)
12/13/2049	CitiBank	CMBX North America AJ Index	450,000	1.47%	Monthly	(53,009)
12/13/2049	Deutsche	CMBX North America AJ Index	800,000	1.47%	Monthly	(120,102)
12/13/2049	Goldman Sachs	CMBX North America AJ Index	1,980,000	1.47%	Monthly	(215,115)

On October 31, 2008, the aggregate cost of securities for federal income tax purposes was $1,279,761,871. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,268,412 and $304,977,579, respectively, with a net unrealized depreciation of $302,709,167.

As of April 30, 2008, the Fund had $34,717,634 in capital loss carryovers for federal income tax purposes with $7,717,772 expiring in 2014, $11,808,863 expiring in 2015 and $15,190,999 expiring in 2016.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of April 30, 2008, the Fund incurred and elected to defer post-October losses of $25,406,217.

6. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund’s custodian, a portion of fund expenses has been reduced.

7. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

8. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, certain Evergreen funds, EIMC and certain of EIMC’s affiliates are currently, and may in the future be, subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC and EIS concerning alleged issues surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

9. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period .. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. Management of the Fund does not believe the adoption of this FASB Staff Position will materially impact the financial statement amounts, but will require additional disclosures. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008.

10. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration	Record	Payable	Net Investment
Date	Date	Date	Income

October 17, 2008	November 17, 2008	December 1, 2008	$0.10940
November 21, 2008	December 15, 2008	January 2, 2009	$0.10940
December 4, 2008	January 16, 2009	February 2, 2009	$0.10940

These distributions are not reflected in the accompanying financial statements.

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (open market purchases) on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

ADDITIONAL INFORMATION (unaudited)

MEETING OF SHAREHOLDERS

The Annual Meeting of shareholders of the Fund was held on August 8, 2008. On June 13, 2008, the record date of the meeting, the Fund had $836,260,140 of net assets outstanding of which $503,496,601 (60.21%) of net assets were represented at the meeting.

The votes recorded at the meeting were as follows:

Proposal 1 — Election of Directors:

	Net Assets Voted “For”	Net Assets Voted “Withheld”

Carol A. Kosel	$501,130,167	$2,366,434
Dr. Russell A. Salton III	501,130,167	2,366,434
Richard K. Wagoner	501,079,817	2,416,784

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND‘S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, Tattersall Advisory Group, Inc. (the “Sub-Advisor”), or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Income Advantage Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC, the Sub-Advisor, and Keil provided. The Trustees formed small groups to review individual funds in greater detail.

ADDITIONAL INFORMATION (unaudited) continued

In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisor with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the Sub-Advisor. The Trustees considered a

ADDITIONAL INFORMATION (unaudited) continued

number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrange-

ADDITIONAL INFORMATION (unaudited) continued

ments, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisor formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the Sub-Advisor were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within

ADDITIONAL INFORMATION (unaudited) continued

the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisor and EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees noted that, for the one- and three-year periods ended December 31, 2007, the net asset value performance of the Fund’s common shares had exceeded that of the Fund’s benchmark index, the Merrill Lynch High Yield Master Index. The Trustees noted that the net asset value performance of the Fund’s common shares was in the second quintile for the one-year period ended December 31, 2007, and in the fourth quintile for the three-year period ended December 31, 2007, of the non-Evergreen funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was higher than the management fees paid by a majority of the non-Evergreen funds against which the Trustees compared the Fund’s management fee, but near the median of that group, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

ADDITIONAL INFORMATION (unaudited) continued

Economies of scale. The Trustees considered that, in light of the fact that the Fund was not making a continuous offering of its shares, the likelihood of economies of scale following the Fund’s initial offering was relatively low, although they determined to continue to monitor the Fund’s expense ratio and the profitability of the investment advisory agreements to EIMC in light of future growth of the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Investment Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses, including EIMC. As a result of this transaction, the funds’ investment advisory and sub-advisory agreements were expected to terminate. Accordingly, on October 20, 2008 the Board of Trustees approved interim investment advisory and sub-advisory agreements for the funds. In approving these interim advisory arrangements, the Trustees noted EIMC’s representation that the scope and quality of the services provided to the funds during the term of the interim contracts would be at least equivalent to the scope and quality of the services provided under the previous advisory agreements and that the terms of the interim agreements are substantially similar to the funds’ previous advisory agreements except that the interim agreements will be in effect for a period of no more than 150 days and certain advisory fees will be placed in escrow until new advisory agreements are approved.

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TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS

Dennis H. Ferro[4] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Kasey Phillips[5] Treasurer DOB: 12/12/1970 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[5] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[5] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Fund, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company (“Wells Fargo”). Wells Fargo and Wachovia Corporation announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia Corporation in a whole company transaction that will include the Fund’s investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
4	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
5	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

568264 rv4 12/2008

Item 2 - Code of Ethics

Not required for this filing.

Item 3 - Audit Committee Financial Expert

Not applicable at this time.

Items 4 – Principal Accountant Fees and Services

Not required for this filing.

Items 5 – Audit Committee of Listed Registrants

Not required for this filing.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for this filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not required for this filing.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If applicable/not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Income Advantage Fund

By:

Dennis H. Ferro Principal Executive Officer

Date: December 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

Dennis H. Ferro Principal Executive Officer

Date: December 30, 2008

By:

Kasey Phillips Principal Financial Officer

Date: December 30, 2008